Exhibit 27(r)

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Security Life of Denver Insurance Company:
As Director and President of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kim Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08196	811-08292

hereby ratifying and confirming on this 22 day of January, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Keith Gubbay
Keith Gubbay, Director and President

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company
Act of 1940.

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

hereby ratifying and confirming on this 1st day of April, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                      SIGNATURE/TITLE

              /s/  Thomas J. McInerney
------------------------------------------------------
                   Thomas J. McInerney


                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company
Act of 1940.

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

hereby ratifying and confirming on this 29th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE

              /s/  Randy Lowery
-------------------------------------------------
                   P. Randall Lowery


                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company
Act of 1940.

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                SIGNATURE/TITLE

             /s/  Mark Tullis
-------------------------------------------------
                  Mark Tullis


POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Security Life of Denver Insurance Company:
As Director, Senior Vice President and Chief Financial Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kim Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08196	811-08292

hereby ratifying and confirming on this 23 day of January, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Chris D. Schreier
Chris D. Schreier, Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Security Life of Denver Insurance Company:
As Vice President and Chief Accounting Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kim Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08196	811-08292

hereby ratifying and confirming on this 21st day of January, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Cheryl L. Price
Cheryl L. Price, Vice President and Chief Accounting Officer